                                                                   EXHIBIT 99.20

                    [LETTERHEAD OF FIRST USA APPEARS HERE]


                     MONTHLY CERTIFICATEHOLDERS' STATEMENT

                                FIRST USA BANK

                -----------------------------------------------

               FIRST USA CREDIT CARD MASTER TRUST, SERIES 1997-1

                -----------------------------------------------

                Monthly Period:                    05/01/97 to
                                                   05/31/97
                Distribution Date:                 06/17/97
                Transfer Date:                     06/16/97

Under Section 5.02 of the Pooling and Servicing Agreement dated as of September 1, 1992 (the "Pooling and Servicing Agreement") by and between First USA Bank (the "Bank") and The Bank of New York (Delaware), as trustee (the "Trustee") the Bank, as Servicer, is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the First USA Credit Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date noted above and with respect to the performance of the Trust during the month noted above is set forth below. Certain information is presented on the basis of an original principal amount of $1,000 per Series 1997-1 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amount for the Trust as a whole. Capitalized terms used in this Monthly Certificateholders' Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

A.  Information Regarding the Current Monthly Distribution.
    -------------------------------------------------------

    1.  The total amount of the distribution to
        Certificateholders on the Distribution Date per $1,000 original certificate principal amount

                              Class A                                4.66215277
                              Class B                                4.83131946
                              CIA Inv. Amt.                          5.26631941
                                                          ----------------------
                              Total (weighted avg.)                  4.71854276

    2. The amount of the distribution set forth in paragraph 1 above in respect of interest on the Certificates, per $1,000 original certificate principal amount

                              Class A                                4.66215277
                              Class B                                4.83131946
                              CIA Inv. Amt.                          5.26631941
                                                          ----------------------
                              Total (weighted avg.)                  4.71854276

MONTHLY CERTIFICATEHOLDERS' STATEMENT                     Series 1997-1
Page 2

    3. The amount of the distribution set forth in paragraph 1 above in respect of principal on the Certificates, per $1,000 original certificate principal amount

                              Class A                                      0.00
                              Class B                                      0.00
                              CIA Inv. Amt.                                0.00
                                                          ----------------------
                              Total                                        0.00

B.  Information Regarding the Performance of the Trust.
    ---------------------------------------------------

    1.  Allocation of Principal Receivables.
        ------------------------------------

        The aggregate amount of Allocations of
        Principal Receivables processed during the
        Monthly Period which were allocated in
        respect of the Certificates

                              Class A                            $92,518,621.03
                              Class B                              8,357,266.97
                              CIA Inv. Amt.                       10,595,009.85
                                                          ----------------------
                              Total                             $111,470,897.85
                                                          ======================

    2.  Allocation of Finance Charge Receivables.
        -----------------------------------------

        (a)   The aggregate amount of Allocations of
              Finance Charge Receivables processed
              during the Monthly Period which were
              allocated in respect of the Certificates

                              Class A                            $11,133,562.47
                              Class B                              1,006,028.71
                              CIA Inv. Amt.                        1,274,347.56
                                                          ----------------------
                              Total                               13,413,938.74
                                                          ======================

        (b)   Principal Funding Investment Proceeds
              (to Class A)                                                  N/A
        (c)   Withdrawals from Reserve Account
              (to Class A)                                                  N/A
                                                          ----------------------
                Class A Available Funds                          $11,133,562.47
                                                          ======================

        (b)   Principal Funding Investment Proceeds
              (to Class B)                                                  N/A
        (c)   Withdrawals from Reserve Account
              (to Class B)                                                  N/A
                                                          ----------------------
                Class B Available Funds                           $1,006,028.71
                                                          ======================

        (b)   Prin. Funding Investment Proceeds
              (to Class CIA)                                                N/A
        (c)   Withdrawals from Reserve Account
              (to Class CIA)                                                N/A
                                                          ----------------------
                CIA Available Funds                               $1,274,347.56
                                                          ======================

    3.  Principal Receivables/Investor Percentages.
        -------------------------------------------

        (a)   The aggregate amount of Principal
              Receivables in the Trust as of the
              last day of the Monthly Period                 $19,870,182,418.48

MONTHLY CERTIFICATEHOLDERS' STATEMENT                     Series 1997-1
Page 3

        (b)   Invested Amount as of the last day of
              the preceding month (Adjusted Class A
              Invested Amount during Accumulation
              Period)
                              Class A                            750,000,000.00
                              Class B                             67,770,000.00
                              CIA Inv. Amt.                       85,845,000.00
                                                          ----------------------
                              Total                              903,615,000.00

        (c)   The Floating Allocation Percentage:
              The Invested Amount set forth in paragraph
              3(b) above as a percentage of the aggregate amount of Principal Receivables as of the Record Date set forth in paragraph 3(a) above

                              Class A                                    3.774%
                              Class B                                    0.341%
                              CIA Inv. Amt.                              0.432%
                                                          ----------------------
                              Total                                      4.547%

        (d)   During the Amortization Period: The
              Invested Amount as of _______ (the
              last day of the Revolving Period)

                              Class A                                       N/A
                              Class B                                       N/A
                              CIA Inv. Amt.                                 N/A
                                                          ----------------------
                              Total                                         N/A

        (e)   The Fixed/Floating Allocation Percentage:
              The Invested Amount set forth in paragraph
              3(d) above as a percentage of the aggregate amount of Principal Receivables set forth in paragraph 3(a) above

                              Class A                                       N/A
                              Class B                                       N/A
                              CIA Inv. Amt.                                 N/A
                                                          ----------------------
                              Total                                         N/A

    4.  Delinquent Balances.
        --------------------

        The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the Monthly Period

        (a)   35 - 64 days                                       303,774,146.17
        (b)   65 - 94 days                                       221,727,693.89
        (c)   95 - 124 days                                      169,693,402.15
        (d)   125 - 154 days                                     141,791,828.95
        (e)   155 - 184 days                                     125,246,610.62
        (f)   185 or more days                                   102,687,387.27
                                                          ----------------------
                              Total                            1,064,921,069.05
                                                          ======================

MONTHLY CERTIFICATEHOLDERS' STATEMENT                     Series 1997-1
Page 4

    5.  Monthly Investor Default Amount.
        --------------------------------

        (a)   The aggregate amount of all defaulted
              Principal Receivables written off as
              uncollectible during the Monthly Period
              allocable to the Invested Amount (the
              aggregate "Investor Default Amount")

                              Class A                             $4,017,527.52
                              Class B                                363,023.79
                              CIA Inv. Amt.                          459,846.20
                                                          ----------------------
                              Total                               $4,840,397.51
                                                          ======================

    6.  Investor Charge-Offs & Reimbursements of Charge-Offs.
        -----------------------------------------------------

        (a)   The aggregate amount of Class A Investor
              Charge-Offs and the reductions in the
              Class B Invested Amount and the CIA
              Invested Amount

                              Class A                                     $0.00
                              Class B                                      0.00
                              CIA Inv. Amt.                                0.00
                                                          ----------------------
                              Total                                       $0.00
                                                          ======================

        (b)   The amounts set forth in paragraph 6(a)
              above, per $1,000 original certificate
              principal amount (which will have the
              effect of reducing, pro rata, the amount of each Certificateholder's investment)

                              Class A                                     $0.00
                              Class B                                      0.00
                              CIA Inv. Amt.                                0.00
                                                          ----------------------
                              Total                                       $0.00
                                                          ======================

        (c)   The aggregate amount of Class A Investor
              Charge-Offs reimbursed and the
              reimbursement of reductions in the Class B
              Invested Amount and the CIA Invested Amount

                              Class A                                     $0.00
                              Class B                                      0.00
                              CIA Inv. Amt.                                0.00
                                                          ----------------------
                              Total                                       $0.00
                                                          ======================

MONTHLY CERTIFICATEHOLDERS' STATEMENT                     Series 1997-1
Page 5

        (d)   The amount set forth in paragraph 6(c)
              above, per $1,000 interest (which will
              have the effect of increasing, pro rata, the amount of each Certificateholder's investment)

                              Class A                                0.00000000
                              Class B                                0.00000000
                              CIA Inv. Amt.                          0.00000000
                                                          ----------------------
                              Total                                  0.00000000
                                                          ======================

    7.  Investor Servicing Fee.
        -----------------------

        (a)   The amount of the Investor Monthly
              Servicing Fee payable by the Trust
              to the Servicer for the Monthly
              Period

                              Class A                               $937,500.00
                              Class B                                 84,712.50
                              CIA Inv. Amt.                          107,306.25
                                                          ----------------------
                              Total                               $1,129,518.75
                                                          ======================

    8.  Reallocated Principal Collections.
        ----------------------------------

        The amount of Reallocated CIA and Class B
        Principal Collections applied in respect of Interest Shortfalls, Investor Default Amounts or Investor Charge-Offs for the prior month.

                              Class B                                     $0.00
                              CIA Inv. Amt.                                0.00
                                                          ----------------------
                              Total                                       $0.00
                                                          ======================

    9.  CIA Invested Amount.
        --------------------

        (a)   The amount of the CIA Invested Amount
              as of the close of business on the
              related Distribution Date after giving
              effect to withdrawals, deposits and
              payments to be made in respect of the
              preceding month                                     85,845,000.00

        (b)   The Required CIA Invested Amount as
              of the close of business on the related
              Distribution Date after giving effect
              to withdrawals, deposits and payments
              to be made in respect of the preceding
              month                                               85,845,000.00

MONTHLY CERTIFICATEHOLDERS' STATEMENT                     Series 1997-1
Page 6


    10. The Pool Factor.
        ----------------

        The Pool Factor (which represents the ratio of the amount of the Investor Interest on the last day of the Monthly Period to the amount of the Investor Interest as of the Closing
        Date). The amount of a Certificateholder's pro rata share of the Investor Participation
        Amount can be determined by multiplying the original denomination of the holder's
        Certificate by the Pool Factor

                              Class A                                1.00000000
                              Class B                                1.00000000
                                                          ----------------------
                              Total (weighted avg.)                  1.00000000

    11. The Portfolio Yield.
        --------------------

        The Portfolio Yield for the related Monthly Period               11.39%

    12. The Base Rate.
        --------------

        The Base Rate for the related Monthly Period                      7.87%



C.  Information Regarding the Principal Funding Account.
    ----------------------------------------------------

    1.  Accumulation Period.
        --------------------

        (a)   Accumulation Period commencement date                    01/31/03

        (b)   Accumulation Period length (months)                             1

        (c)   Accumulation Period Factor                                  19.52

        (d)   Required Accumulation Factor Number                         11.00

        (e)   Controlled Accumulation Amount                    $903,615,000.00

        (f)   Minimum Payment Rate (last 12 months)                       9.84%


    2.  Principal Funding Account.
        --------------------------

    Beginning Balance                                                     $0.00
        Plus: Principal Collections for Related
              Monthly Period from Principal Account                        0.00
        Plus: Interest on Principal Funding Account
              Balance for Related Monthly Period                            N/A
        Less: Withdrawals to Finance Charge Account                         N/A
        Less: Withdrawals to Distribution Account                          0.00
                                                          ----------------------
    Ending Balance                                                        $0.00

MONTHLY CERTIFICATEHOLDERS' STATEMENT                     Series 1997-1
Page 7

    3.  Accumulation Shortfall.
        -----------------------

              The Controlled Deposit Amount for
              the previous Monthly Period                                   N/A

        Less: The amount deposited into the
              Principal Funding Account for the
              Previous Monthly Period                                       N/A
                                                          ----------------------

              Accumulation Shortfall                                        N/A
                                                          ======================

              Aggregate Accumulation Shortfalls                             N/A
                                                          ======================

    4.  Principal Funding Investment Shortfall.
        ---------------------------------------

              Covered Amount                                                N/A

        Less: Principal Funding Investment Proceeds                         N/A
                                                          ----------------------

              Principal Funding Investment Shortfall                        N/A

D.  Information Regarding the Reserve Account.
    ------------------------------------------

    1.  Required Reserve Account Analysis.
        ----------------------------------

        (a)   Required Reserve Account Amount
              percentage (0.5% of Class A Invested
              Amount or other amount designated by
              Transferor)                                                  0.00

        (b)   Required Reserve Account Amount ($)                          0.00

        (c)   Required Reserve Account Balance after
              effect of any transfers on the Related
              Transfer Date                                                0.00

        (d)   Reserve Draw Amount transferred to the
              Finance Charge Account on the Related
              Transfer Date                                                0.00

    2.  Reserve Account Investment Proceeds.
        ------------------------------------

        Reserve Account Investment Proceeds transferred
        to the Finance Charge Account on the Related
        Transfer Date                                                       N/A

    3.  Withdrawals from the Reserve Account.
        -------------------------------------

        Total Withdrawals from the Reserve Account
        transferred to the Finance Charge Account on
        the Related Transfer Date (1(d) plus 2 above)                       N/A

    4.  The Portfolio Adjusted Yield.
        -----------------------------

        The Portfolio Adjusted Yield for the related
        Mthly Period                                                      4.16%

MONTHLY CERTIFICATEHOLDERS' STATEMENT
Signature Page





                                       FIRST USA BANK
                                       as Servicer


                                       By: /s/ W. Todd Peterson
                                           ------------------------------------
                                           W. Todd Peterson
                                           Vice President